TransAtlantic Petroleum Ltd.

CANACCORD Genuity

ROMANIA
KOYNARE PRODUCTION CONCESSION
BULGARIA
SOFIA
THRACE
BASIN
TEKIRDAG
ISTANBUL
ANKARA
SIVAS
BASIN
TURKEY
SALT
BASIN
DIYARBAKIR
SELMO
MOLLA
ARPATEPE
SOUTHEAST
BASIN
MEDITERRANEAN SEA

Global Resources Conference October 16, 2012 Exhibit 99.1

Forward Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies;
industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading  “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31,
2011 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 available at our website at
www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s 2011 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the
Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered.
If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources.
BOE is derived by converting natural gas to oil in the ratio of six thousand cubic feet (Mcf) of natural gas to one barrel (bbl) of oil. Boe may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf: 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12

Company Overview
TransAtlantic Petroleum Ltd. is an international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas in Turkey, Bulgaria and Romania.

NYSE-AMEX:
Toronto:
TAT
TNP
Share Price (1) : $0.96
Market Cap (1) : $353.4 million
Enterprise Value (1) : $358.3 million
Proved Reserves (2) : 13.4 MMboe
SEC PV10 (3) : $645.8 million
(1) Priced as of market close on 10/12/2012.
(2) Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2011 based on $108/barrel and $7.18/Mcf.
(3) Please see slide 28 for a reconciliation of our PV10 to our standardized measure.
Executive Management
Chairman & CEO: N. Malone Mitchell, 3rd
COO: Mustafa Yavuz
VP, CFO: Wil F. Saqueton
VP, Bus. Dev.: Ian Delahunty

Oil
84%

Developed
53%

Oil
55%

Selmo
49%

Boe/d
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2008
2009
2010
2011
2Q12

MMBOE
80
70
60
50
40
30
20
10
0
Possible
Probable
Proved
2008
2009
2010
2011

Asset Characteristics

Natural
Gas
16%
Undeveloped
47%
Natural
Gas
45%
Thrace
43%
Other
9%
(1) Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2011 based on $108/barrel and $7.18/Mcf. BOE conversions are calculated by the Company.
Reserve Profile
(1)
2Q12 Production Profile
Growth Profile
(1)

Revenue
EBITDA
Revenue ($MMs)
EBITDA ($MMs)
$500
$400
$300
$200
$100
$0
$100
$80
$60
$40
$20
$0
2002
2003
2004
2005
2006

Track Record of Success

Riata Energy and Lariat Energy
Strategic Partners
1985 Malone Mitchell 3     founded Riata Energy with $500.
1991 Acquired interest in Pakenham Field (West Texas). Birth of vertical integration strategy.
1994 After drilling 34 wells, sold Pakenham Field to Chevron for $97 million.
1995 Purchased > 200,000 prospective acres in Pinon Field.
1999-2006 Refined vertical integration strategy.
2006 Sold controlling stake to Chesapeake Energy co-founder
for $500 million. Riata is renamed SandRidge Energy.
2008 Mr. Mitchell and family sold an additional $500 million stake in SandRidge Energy.
2008 Mr. Mitchell and family make an initial strategic
investment in TransAtlantic Petroleum and begin
bringing vertical integration strategy to Turkey.
rd

Consumption
Production
Bcf/d
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

GDP (US$ billions)
900
800
700
600
500
400
300
200
100
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

Consumption
Production
Mbbls/d
800
700
600
500
400
300
200
100
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

Crude Oil Supply/Demand
Why Turkey?

Opportunity Set
Undersupplied: • Produces ~7% of crude oil consumed.
• Produces ~2% of natural gas consumed.
Underexplored: • Known petroleum systems and attractive
geology.
• Opportunity for modern technology to
make a difference.
Pro-Business: • Relatively laissez faire
• 12.5% royalty, 20% corporate tax.
Rapid Growth: • 2011 GDP growth of 5.7%
• 5-year GDP CAGR of 4.5% (10yr = 14.2%)
Source:  US Energy Information Administration (EIA)
Source:  US Energy Information Administration (EIA)
Source:  World Bank
Natural Gas Supply/Demand
Gross Domestic Product

BULGARIA
GEORGIA
ARMENIA
IRAN
SYRIA
IRAQ
CYPRUS
LEBANON
TURKEY
Gurun
4325
Adana
4350&4842
Gaziantep
4607,4656
4648,4649
5046
Diyarbakir
Molla
4845&4174
Arpatepe
5025 (exp.)
Arpatepe
5003 (prod.)
Bakuk
5064 (exp.)
Bakuk
5043 (prod.)
Idil
4642
0 50 100 200
Kilometers
Legend
Licenses
TransAtlantic Licenses, Joint Ventures
Farm-in

Turkey: Acreage Overview 7 Thrace Basin Southeast Central More than 5 million net acres in an under-explored region with attractive fiscal terms.

BULGARIA
GREECE
TÜRKIYE
N
4037
3839
3648
4288
3791
3792
4861
3864
3734
4532
3931
3934
4126
4094
Legend
Operated Licenses
Non-Operated Licenses
Fields
0 5 10 20 30 40 50 Kilometers

VIKING

Turkey: Thrace Basin

TBNG
Northwest
Joint Area
• 41.5% working interest.
• 13.2 MMcf/d (gross)
• Frac results encouraging. Transitioning
to development program in 4Q12.
• 50-100% working interest.
• 0.4 MMcf/d (gross)
• Initial drilling in process.
• 60 prospects identified with 10-60 Bcfe
targets (1) .
• 50% working interest.
• 5.7 MMcf/d (gross)
• Identified 25 Bcf (1) of shallow
prospects on 4288.
• 55-100% working interest.
• 4.2 MMcf/d (gross)
• Several prospects identified from latest
seismic.
(1) Internal prospective resource estimate prepared 6/30/11
Kayi Deep-1
West
Joint Area
Northwest
West
TBNG

Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15

Thrace Basin Frac Program: Assessment Timeline 9 Development Test Off-structure Potential Test Horizontal Potential Test Multi- Stage Verticals Test Deep & New Structures Prove Frac- ability

BULGARIA
GREECE
N
4037
3839
3648
4288
4200
3792
3791
4861
3864
3734
4532
3934
4094
Legend
Operated Licenses
Non-Operated Licenses
Fields
0 5 10 20 30 40 50
Kilometers

Thrace Basin Frac: Tekirdag Development Program

Development Program Characteristics:
• Initial 88-well development program covering approximately 5,000 acres of the Tekirdag Field Area.
• Two rig drilling program carries activity into 2015.
• Gross well costs expected to range between $2.0 million and $3.0 million, depending upon total depth and completion design.
•
TransAtlantic and its partners have designed a multi-year development program for the Tekirdag Field Area which is expected to kick-off during 4Q12.
Tekirdag
(1) Internal estimate prepared 10/1/12
Hayrabolu
Gross expected ultimate recovery expected to exceed 70 Bcf
(1)
.

TransAtlantic Petroleum Ltd.

Top Kesan Depth Structure Map (m)

1. phase location (40 acre) 16 wells

Drilled deep well (40 acre) 10 wells

2. phase location (40 acre) 18 wells

3. phase location – P10 area (40 acre) 63 wells

TransAtlantic Petroleum Ltd.

Thrace Basin Frac: Tekirdag Development Program 11

PLIOCENE
ERGENE
DANISMEN
OLIGOCENE
MIOCENE
OSMANCIK
MEZARDERE
TESLIMKOY
CEYLAN
HAMITABAT
EOCENE
BASEMENT
ROCK

Thrace Basin: Long-term Development Concept

For illustrative purposes only. Not to scale or representative of a specific location..
Ceylan
Horizontals
Mezardere
Horizontals
Teslimkoy
Horizontals
Multi-stage
Verticals

Selmo
829 (prod.)
Dadas Deposition Area
Molla
4845&4174
Diyarbakir
5046
Arpatepe
5025
Arpatepe
5003 (prod.)
Idil
4642
Bakuk
5043 (prod.)
Bakuk
5064
0 10 20 40 60 80 100
Kilometers
Legend
TransAtlantic Licenses, Joint Ventures
Dadas Deposition Area

ş

SE TURKEY
Syria
Zagros/Bitlis Suture
Paleozoic Kitchen Area
Silurian/Ordovician sources Mature
Mardin/Midyat Uplift
Paleozoic source rocks immature
Paleozoic Kitchen Area
Silurian/Ordovician sources Mature
Tertiary
U.Cretaceous
Oil Window
North
South
Paleozoic Source Rocks
Migration Pathways
Oil Window

ş

Turkey: Southeast

Overview
• Extension of prolific Iraqi and Syrian oil
trends. Houses Turkey’s most
productive fields including
TransAtlantic’s Selmo field.
• Conventional oil production provides
low decline base.
• New field discoveries in 2011 and 2012
(Goksu and Bahar wells).
• 14 well Selmo frac program began mid-
September.
• Conventional and unconventional
upside opportunities including large
shale play potential. Numerous large
anticlines identified.
• Bedinan, Dada  , Hazro, Jurassic,
Mardin, and Triassic targets.
Dada   Shale
• Upper Silurian (Woodford equivalent)
• Roughly equal in size to the Barnett.
• Source rock for conventional fields.
• Early work indicates oil, liquids and gas
windows. Evaluating second core.

TRANSATLANTIC Petroleum Ltd.

ş

5046
4845
4174
2013 3D: 430 km2
(full fold)
Scale = 1:250000

GOKSU 2 (Mardin)
BOPD, BWPD, PSI, % Water
BBL OIL (CUM)
BOPD
BWPD
FTP
WC
Cum Oil

TRANSATLANTIC

Turkey: Southeast – Molla – Goksu

Goksu Overview
• Goksu-2 (Mardin Lime) has produced almost
50,000 barrels in less than 9 months.
• Goksu-3H completing as TAT’s first horizontal
producer and TAT’s second horizontal drilled in
Turkey.
• Planning Dada   horizontal to spud later in 2012
or early 2013.
Bahar-1
Goksu 1 & 2
Kastel field

3690
3680
3670
3660
3650
3640
3620
3700
3710
3720
3730
3740
3750
3760
3770
3780
5868.0
6627.3
KBC,-3659
Goksu-2
Goksu-1
KBC,-3645
7760.3
3637
3635
3646
KBC,-3651
5928.0
KBC,-3663
Goksu-3H_actual
Scale = 1:7000
0
400
800
1200 ft
0
80
160
240
320
400 m

Turkey: Southeast – Molla – Goksu 3H 15 Goksu 3H ST actual trajectory Goksu 3H planned trajectory Goksu 2 actual trajectory

Offset
4000
4050
4100
4150
4200
4250
4300
4350
4400
4450
4500
4550
4600
4650
0.920
0.940

Turkey: Southeast – Molla – Goksu 3H

Goksu 3H ST Planned Trajectory
Goksu 3H ST Actual Trajectory
Total Gas Curve
SUMMARY:
Planned 1,625’ total penetration within the Reservoir; Achieved 1,515’ total penetration
Drilled @ -3,635’/-3,651’ subsea depth range
TDed 8’ above Goksu-2Kbb-C Top; Goksu-1 Kbb-C Top is @ -3,645’
TD is 585’ away from Goksu-2 Kbb-C Top
Top Kbb-C
Goksu 3H
(P&A)

Turkey: Southeast – Molla – Bahar Discovery

Molla Overview (100% Working Interest)
• Bahar-1 located in northwestern portion of original Molla
licenses. Recent license award extends potential
inventory.
• New field discovery in the Bedinan
o
Same producing horizon as Arpatepe.
o
Has not previously been productive in the area.
o
Productivity inhibited by heavy skin damage. Has
produced 25-30 bbl/d oil (36 0 ) and 1,200 btu gas
unstimulated.
• Shows in Hazro, Mardin, Bedinan, and Dada .
• Dada  and Bedinan are overpressured.
Bahar-1
Bedinan Structure Map
Bahar-1

Turkey: Southeast – Dada  Shale Overview

Dada Shale Characteristics
• Devonian-Silurian age.  Areal extent similar to Barnett Shale core.
• Basal member (Dada 1) is the primary oil source rock for regional hydrocarbon production.
• Indications of oil window (south) transitioning to gas window (north).
• TransAtlantic’s acreage primarily in expected oil and liquids windows.
• Plan to spud first horizontal test later in 2012 or early 2013.
Goksu-1R Core Analysis
• Approximately 30 feet of core taken (2010).
• Vertical depth: 8,350 feet (2,500 meters)
• Total Organic Content: 7-9%
• Porosity: 0.5-6.0%
• T
max
: 435 0 C
• R
0
: 0.7-0.8%
Shale Comparison
Attribute Dada   Woodford Eagle Ford Bakken
Age Silurian Silurian Cretaceous Mississippian
Depth (ft) 7,000-10,000 6,000-14,500 4,000-14,000 8,000-11,000
Gross Thickness 300-800 300-400 100-350 150
TOC (%) 3.0-12.0 6.0-6.5 4.0-5.5 6.0-8.0
T
max
( 0 C) 350-460 300-400 425-455 420-430
R
0
(%) 0.5-1.0% 1.1-3.0% 0.5-2.6% 0.4-1.7%
Porosity (%) 0.5-10% 3-12% 4-15% 8-12%
Permeability 0.3-1.0 md 0.2 md <0.13 md 0.005-0.2 md
Oil Gravity (API) 40-60 30-65 40-60 40-45
EUR (Mboe) TBD 150-2,000 300-1,500 500-1,500

Ş

N
Ş
Ş
Ş
TURKEY
4474
4748
3165
3053
4555
2718
3544
1852 (XI)
1852 (X)
2893
3797
829
2681
2129
(426.34sqkm)
4925
1703
2126
0880
4457
2127
2128
1050
3211
(339.32sqkm)
(72.2sqkm)
4857
3829
0827
2467
3141
3313
3142
2563
5046
4458
4845
0777
5004
4174
4996
0796
0778
1953
5025
0182
4788
5003
4873
4886
4172
4475
4495
4295
4296
4887
4893
3971
0 5 10 20
Kilometers

Southeast – Dada  Shale – Industry Activity

Shell/TPAO
Dada  Joint Venture
TransAtlantic’s
Molla Field
TransAtlantic’s
Arpatepe Field
TransAtlantic’s
Selmo Field
TransAtlantic
New Exploration
License
Anatolia Energy
Dada  Core
TPAO
Dada  Test Well
TransAtlantic’s
Bahar-1
TransAtlantic’s
Goksu 1 & 2
Shell/TPAO
Saribugday-1

MIOCENE
PALEOCENE
CRETACEOUS
MARDIN
GROUP
TRIASSIC
PALEOZOIC
SELMO
MIDYAT-GERCUS
SINAN
GARZAN
KIRADAG
KASTEL
SAYINDERE
KARABABA
DERDERE
SABUNSUYU
ULUDERE
HAZRO
DADAS
SHALE
HOT SHALE
BEDINAN

Turkey: Southeast – Molla Development Concept 20 For illustrative purposes only. Not to scale or representative of a specific location..

TRANSATLANTIC Petroleum Ltd.

Sivas
4729-4741
Gurun
4325
Malatya
4659-4660
Tuz Golu South
4717-4722
Gaziantep
4607,4656
4648,4649
Adana
4350&4842
TURKEY
Legend
TransAtlantic Licenses, Joint Ventures
0 50 100 200 Kilometers

BLACK SEA
Sivas
Thrace
Tuz Golu
Gurun

TRANSATLANTIC Petroleum Ltd.

Turkey: Central

Overview
• Frontier basins offer under-explored,
high potential, oil and gas
opportunities.
• Seeking exploration partners.
Sivas
•
• ~1.6 million acres
• Relatively unexplored tertiary basin
with working petroleum systems.
• Seismic and aeromag in process.
Gaziantep
• 61.5%-100% working interest.
• ~450,000 acres
• Prospective for Mardin Lime. First
horizontal awaiting completion.
Other
• Multiple petroleum systems.
• Identified shallow amplitude play in
untested Miocene sands
• Biogenic gas and deeper Miocene
carbonate potential.
Adana
in via exploration agreement (Shell).
100% working interest, subject to farm-

Fracture Depth & # Oil Show Description
2046m Fracture #1 (2041-2043m) 5-10% slow streaming oil show
2080m Fracture #2 (2079-2080m) 5-10% slow streaming & blooming oil show
2106m Fracture #3 (2103-2106m) 0-5% slow streaming oil show
2136m Fracture #4 (2136-2137m) 0-5% slow streaming oil show
2196m Fracture #5 (2191-2199m) 0-5% slow streaming & blooming oil show
2223m Fracture #6 (2223-2226m) 5-10% fast streaming & blooming oil show
2234m Fracture #7 (2235-2238m) 5-10% fast streaming & blooming oil show
2273m Fracture #8 (2269-2275m) 0-5% slow streaming oil show
Fracture swarms with oil shows

KARAGOL-1
KARADAG-1

Turkey: Central – Gaziantep – Alibey-1H

Overview
• Re-entry of vertical oil show well.
Lateral drilled into Mardin Lime.
• Similar concept/target as plan for
Goksu 3H.
• TAT’s first in-country horizontal.
• Logging concluded, well awaiting
completion.
Alibey-1H

25 Km
Danube River
Romania
Bulgaria
Stefenetz Production Concession - Pending (in green)
395,000 acres (1,600 km2)
Under Application
Koynare Production Concession - Pending (in black)
160,000 acres (649 km2)
Under Application
Deventci R-1
Peshtene R-11
Extent of
Etropole Argillite
Play
Gas Transmission
Line
Note The Bulgartransgas pipeline is shown in an approximate location

Bulgaria

Overview
• The A-Lovech exploration license covers approximately
565,000 acres (2,288 square kilometers) in NW Bulgaria.
• All acreage is prospective for the Etropole shale formation.
• Proximal to existing natural gas infrastructure.
• Attractive terms: 2.5%-30% royalty and 10% corporate tax.
Koynare (Deventci)
• 160,000 acres (648 square kilometers)
• Conventional gas discovery in the Jurassic-aged Orzirovo.
• Deventci R-1, is currently producing ~250 Mcf/d on a limited test basis. Waiting on award of production license. Surface
casing set on Deventci-R2.
• Seeking a development partner.
Bulgaria’s  Energy  Profile
2011 Population: 7,037,935
2011 GDP: $53.5 billion
2010 Oil Consumption: 91.0 Mbbls/d
2010 Oil Production: 2.9 Mbbls/d
2010 Nat Gas Consumption: 211 MMcf/d
2010 Nat Gas  Production: 0 MMcf/d
Source: The World Bank, CIA World Factbook & Energy Information Administration
Peshtene R-11
• November 2011 drilled a ~10,500 foot (3,200 meter)
exploration well to core and test the Etropole formation.
• Core currently being evaluated.
• Rock properties similar to prolific US shale plays, with more favorable terms (royalty and taxes) and commodity pricing.
• Etropole position is estimated to hold gross unrisked best estimate prospective resources of 11 Tcfe (1) .
• Awaiting revision(s) to recent Parliamentary legislation.
(1) Internal estimate prepared as of November 2010 - represents potentially recoverable hydrocarbons from undiscovered accumulation(s) which are subject to both risk of discovery and development.

UKRAINE
HUNGARY
MOLDOVA
ROMANIA
SERBIA
BULGARIA

Sweet spot
Maturity Window

Romania

Overview
• 50% interest in 1,000,000 acres (400,000 with
unconventional potential)
• Sterling Resources-operated joint venture. Seeking
additional joint venture partner(s).
• Prospective for Silurian shale (natural gas). Also holds
Jurassic oil potential.
• Awarded license for Phase 2 Exploration Period.
• Commitment of 200 km 2D seismic may be shot during
2012.
• Chevron has acquired exploration licenses straddling the
eastern Bulgarian/Romanian border.
Romania’s  Energy  Profile
2011 Population: 21,848,504
2011 GDP: $189.8 billion
2010 Oil Consumption: 196.0 Mbbls/d
2010 Oil Production: 107.1 Mbbls/d
2010 Nat Gas Consumption: 1,247 MMcf/d
2010 Nat Gas Production: 1,025 MMcf/d
Source: The World Bank, CIA World Factbook & Energy Information Administration (EIA)

TRANSATLANTIC Petroleum Ltd.

TRANSATLANTIC Petroleum Ltd.

2Q12 Financial & Operating Results

Three Months
June 30 June 30 Mar 31
(in millions, except per share) 2012 2011 2012
Revenues (millions)
$32.5 $31.6 $34.8
Production expense $5.0 $4.2 $3.6
Exploration, abandonment, impairment, and seismic 7.7 6.2 3.5
Contingent consideration & contingencies 1.3 -
General and administrative expense 9.6 9.3 9.7
Depletion, depreciation, amortization & accretion 9.6 8.8 9.4
Total Cost & Expense $31.9 $29.7 $26.2
Net Operating Income (loss) $0.6 $1.9 $8.7
Net income (loss) from continuing operations $7.9 ($1.9) ($2.6)
Net income (loss) from continuing operations per share $0.02 ($0.01) ($0.01)
Adj. EBITDAX (non-GAAP) from continuing operations $21.2 $17.7 $22.4
Adj. EBITDAX (non-GAAP) per diluted share $0.06 $0.05 $0.06
* Totals may not sum due to independent rounding

EBITDAX Reconciliation

For the three months ended
(in millions) June 30. 2012 June 30, 2011 Mar 31, 2011
Net income (loss) from continuing operations $7.9 ($1.9) ($2.6)
Add back:
Interest and other, net $1.7 $3.4 $3.0
Income tax  benefit (expense) 4.1 0.7 0.1
Exploration, abandonment, and impairment 6.9 4.5 2.8
Seismic and other exploration 0.5 0.9 0.2
Foreign exchange gain (loss) 1.3 (0.2) (4.3)
Share-based compensation 0.6 0.4 0.5
Derivative (gain) loss (14.3) (0.2) 12.4
Depreciation, depletion, amortization, and accretion 9.4 8.5 9.4
Revaluation of contingent consideration 0.0 1.3 0.0
Other 3.0 - 0.8
EBITDAX For the Period Ended* $21.2 $17.7 $22.4
* Totals may not sum due to independent rounding
This presentation references estimated EBITDAX, which is a non-GAAP financial measure that represents earnings from continuing operations before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense.
The Company believes EBITDAX assists management and investors in comparing the Company’s performance and ability to fund capital expenditures and working capital requirements on a consistent basis without regard to depreciation, depletion and amortization, impairment of natural gas and oil properties and exploration expenses, which can vary significantly from period to period.  In addition, management uses EBITDAX as a financial measure to evaluate the Company’s operating performance.  EBITDAX is also widely used by investors and rating agencies.
EBITDAX is not a measure of financial performance under GAAP.  Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP.  Information regarding income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense is unavailable on a forward looking basis. Net income, income from operations, or cash flow provided by operating activities may vary materially from EBITDAX.  Investors should carefully consider the specific items included in the computation of EBITDAX.  The Company has disclosed EBITDAX to permit a comparative analysis of its operating performance and debt servicing ability relative to other companies.

1,500
1,250
1,000
750
500
250
0
Bbl / day
$150
$125
$100
$75
$50
$25
$0
$ / bbl
3-way Collars
Collars
Floor/Ceiling Mid-point
445
960
$100.25
831
400
$99.63
726
380
$88.44
1,016
2H12
2013
2014
2015

Hedge Profile 27 As of 6/30/2012

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

PV10 Reconciliation

The PV-10 value of the estimated future net revenue are not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV-10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under U.S. GAAP. PV-10 should not be considered as an alternative to the standardized measure as defined under U.S. GAAP.
The following table provides a reconciliation of our PV10 to our standardized measure:
US $ thousands
Total PV 10: $645,837
Future income taxes: (171,592)
Discount of future income taxes at 10% per annum: 57,522
Standardized measure: $531,797

TransAtlantic Petroleum Ltd.

TransAtlantic Petroleum Ltd.

Investor Contact Information
Chad W. Potter, CFA
VP – Finance / Investor Relations
(214) 265-4746
chad.potter@tapcor.com
Wil F. Saqueton
VP – Chief Financial Officer
(214) 265-4743
wil.saqueton@tapcor.com
16803 Dallas Parkway
P.O. Box 246
Addison, TX 75001-0246